UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[x]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

Telephone and Data Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

EXPLANATORY NOTE

This year, as permitted by rules of the Securities and Exchange Commission (“SEC”), Telephone and Data Systems, Inc. (“TDS”) has arranged to provide beneficial owners of shares held in “street name” by brokers, banks, or other nominees (“brokers”) with access to our proxy materials via the Internet, rather than sending them paper copies.  Accordingly, pursuant to SEC rules, on or prior to April 14, 2017, Broadridge Financial Solutions, Inc., as agent for brokers that hold TDS shares, will mail the accompanying Notice Regarding the Availability of Proxy Materials to all street name shareholders as of the record date of March 29, 2017. Such notice and our other proxy materials were posted on the Company’s website at investors.tdsinc.com/proxyvote on April 12, 2017.  As explained further in the accompanying Notice, such shareholders have the option of (1) accessing the proxy materials online or (2) requesting that paper copies of those materials be sent to them.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2017.

TELEPHONE AND DATA SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 29, 2017
Date: May 25, 2017 **Time:** 9:00 AM
Location: The Standard Club
320 S. Plymouth Court
Chicago, IL 60604

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E26569-P87229

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E26570-P87229

Voting Items

Common Shares

The Board of Directors recommends you vote FOR the following proposals (1-4):

1. Election of Directors

   Nominees:

   1a. C. A. Davis

   1b. K. D. Dixon

   1c. M. H. Saranow

   1d. G. L. Sugarman

2. Ratify Accountants for 2017

3. Approve TDS Incentive Plan

4. Advisory vote to approve executive compensation

The Board of Directors recommends you vote 1 year on the following proposal:

5. Advisory vote on frequency of advisory vote on executive compensation

The Board of Directors recommends you vote AGAINST the following proposal:

6. Shareholder proposal to recapitalize TDS' outstanding stock to have an equal vote per share

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E26571-P87229

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2017.

TELEPHONE AND DATA SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 29, 2017
Date: May 25, 2017 **Time:** 9:00 AM
Location: The Standard Club
320 S. Plymouth Court
Chicago, IL 60604

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E26569-P87229

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E26570-P87229

Voting Items

Series A Common Shares

The Board of Directors recommends you vote FOR the following proposals (1-4):

1. Election of Directors

   Nominees:

   1a. L.T. Carlson, Jr.

   1b. L.G. Carlson

   1c. P.E. Carlson

   1d. W.C.D. Carlson

   1e. K.R. Meyers

   1f. C.D. O'Leary

   1g. G.W. Off

   1h. D.A. Wittwer

2. Ratify Accountants for 2017

3. Approve TDS Incentive Plan

4. Advisory vote to approve executive compensation

The Board of Directors recommends you vote 1 year on the following proposal:

5. Advisory vote on frequency of advisory vote on executive compensation

The Board of Directors recommends you vote AGAINST the following proposal:

6. Shareholder proposal to recapitalize TDS' outstanding stock to have an equal vote per share

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E26572-P87229

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2017.

TELEPHONE AND DATA SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 29, 2017
Date: May 25, 2017 **Time:** 9:00 AM
Location: The Standard Club
320 S. Plymouth Court
Chicago, IL 60604

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E26569-P87229

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E26570-P87229

Voting Items

Preferred Shares

The Board of Directors recommends you vote FOR the following proposals (1-4):

1. Election of Directors

   Nominees:

   1a. L.T. Carlson, Jr.

   1b. L.G. Carlson

   1c. P.E. Carlson

   1d. W.C.D. Carlson

   1e. K.R. Meyers

   1f. C.D. O'Leary

   1g. G.W. Off

   1h. D.A. Wittwer

2. Ratify Accountants for 2017

3. Approve TDS Incentive Plan

4. Advisory vote to approve executive compensation

The Board of Directors recommends you vote 1 year on the following proposal:

5. Advisory vote on frequency of advisory vote on executive compensation

The Board of Directors recommends you vote AGAINST the following proposal:

6. Shareholder proposal to recapitalize TDS' outstanding stock to have an equal vote per share

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E26573-P87229